                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K/A


                      Amendment to Application of Report
                 Filed Pursuant to Section 12, 13 or 15(d) of
                      The Securities Exchange Act of 1934



                      EQUITY RESIDENTIAL PROPERTIES TRUST
            (Exact Name of Registrant As Specified In Its Charter)



                                    1-12252
                             (Commission File No.)

                                AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated November 15, 1996 as set forth in the pages attached hereto:

                Filing of amended information under Item 7 (b).


Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       Equity Residential Properties Trust


Date:  November 15, 1996               By: /s/  Michael J. McHugh
                                          --------------------------------
                                          Michael J. McHugh
                                          Senior Vice President, Chief
                                            Accounting Officer and Treasurer

                      EQUITY RESIDENTIAL PROPERTIES TRUST
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Capitalized terms not defined herein are used as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1995, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 1996.

The following unaudited Pro Forma Condensed Balance Sheet as of September 30, 1996 and Statement of Operations for the nine months ended September 30, 1996 have been presented as if the January 1996 Common Share Offering, the February 1996 Common Share Offering, the May 1996 Common Share Offerings, the Third Public Debt Offering, the Series C Preferred Share Offering, the September 1996 Common Share Offering, the refinancing of certain tax-exempt bonds, the acquisition of 41 multifamily residential properties (10 from January 1, 1996 through May 30, 1996 and 31 from May 31, 1996 through the date of this Form 8-K) and disposition of two multifamily residential properties had occurred on January 1, 1996 (or September 30, 1996 for balance sheet purposes). Thirty-eight of the acquired properties are included in the Historical Balance Sheet as of September 30, 1996 and three of the properties which were acquired subsequent to September 30, 1996 are included on a Pro Forma basis as described in Note A of the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996.

The following unaudited Pro Forma Statement of Operations for the year ended December 31, 1995 has been presented as if the January 1996 Common Share Offering, the February 1996 Common Share Offering, the May 1996 Common Share Offerings, the Second Public Debt Offering, the Series A Preferred Share Offering, the Series B Preferred Share Offering, the Third Public Debt Offering, the Series C Preferred Share Offering, the September 1996 Common Share Offering, the refinancing of certain tax-exempt bonds, the acquisition of 58 multifamily residential properties, the disposition of eight multifamily residential properties and the investment in partnership interests and subordinated mortgages collateralized by 21 multifamily residential properties had occurred on January 1, 1995.

The unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1995 or January 1, 1996.

The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to Pro Forma Condensed Consolidated Financial Statements, Quarterly Report on Form 10-Q for the three months ended September 30, 1996 and Combined Statements of Revenue and Certain Expenses (included elsewhere herein).

                      EQUITY RESIDENTIAL PROPERTIES TRUST
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)
                            (Amounts in thousands)

                                                                         1996
                                                                     Most Recent
                                                                       Acquired          Pro
                                                      Historical    Properties (A)      Forma
                                                      ----------    --------------    ----------
ASSETS
Rental property, net                                  $2,473,686       $ 58,065       $2,531,751
Real Estate held for disposition                          11,260            --            11,260
Investment in mortgage notes, net                         86,486            --            86,486
Cash and cash equivalents                                152,545        (37,269)         115,276
Rents receivable                                           2,126            --             2,126
Deposits-restricted                                        5,501            --             5,501
Escrows deposits-mortgage                                 14,953            --            14,953
Deferred financing costs, net                             13,062            --            13,062
Other assets                                              25,247            --            25,247
                                                      ----------       --------       ----------
  Total assets                                        $2,784,866       $ 20,796       $2,805,662
                                                      ==========       ========       ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                                $  738,862       $ 20,796       $  759,658
Line of credit                                                --            --               --
Notes, net                                               498,761            --           498,761
Accounts payable and accrued expenses                     36,063            --            36,063
Accrued interest payable                                  14,682            --            14,682
Due to affiliates                                            778            --               778
Rents received in advance and other liabilities           16,813            --            16,813
Security deposits                                         12,945            --            12,945
Distributions payable                                     39,233            --            39,233
                                                      ----------       --------       ----------
  Total liabilities                                    1,358,137         20,796        1,378,933
                                                      ----------       --------       ----------

Commitments and contingencies
Minority Interests                                       154,839            --           154,839
                                                      ----------       --------       ----------

Shareholders' equity:
  Common shares                                              458            --               458
  Preferred shares                                       393,000            --           393,000
  Employee notes                                          (5,274)           --            (5,274)
  Paid in capital                                        962,647            --           962,647
  Distributions in excess of accumulated earnings        (78,941)           --           (78,941)
                                                      ----------       --------       ----------
        Total shareholders' equity                     1,271,890            --         1,271,890
                                                      ----------       --------       ----------
        Total liabilities and shareholders' equity    $2,784,866       $ 20,796       $2,805,662
                                                      ==========       ========       ==========

(A) Reflects the most recent multifamily residential property acquisitions, which include Marbrisa, Cedar Crest and Lakeville Resort (acquired October and November, 1996) (collectively the "1996 Most Recent Acquired Properties"). In connection with such acquisitions the amounts presented include the initial purchase price as well as subsequent closing costs incurred and capital improvements required as identified in the acquisition process and the assumption of $20.8 million of mortgage indebtedness secured by one of the 1996 Most Recent Acquired Properties.

                      EQUITY RESIDENTIAL PROPERTIES TRUST
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the nine months ended September 30, 1996
                                  (UNAUDITED)
                 (Amounts in thousands except for share data)

                                                                                   1996              1996
                                                                                 Previously       Most Recent          1996
                                                                                  Acquired          Acquired          Disposed
                                                                  Historical    Properties (A)    Properties (B)   Properties (C)
                                                                  ----------    --------------    --------------   --------------
REVENUES
Rental income                                                      $327,749        $41,949           $ 6,524        $  (505)
Fee and asset management                                              4,982             --                --             --
Interest income - investment in mortgage notes                        9,084             --                --             --
Interest and other income                                             2,232             --                --             --
                                                                    -------         ------             -----           ----
     Total revenues                                                 344,047         41,949             6,524           (505)
                                                                    -------         ------             -----           ----
EXPENSES
Property and maintenance                                             93,128         11,024             1,720           (226)
Real estate taxes and insurance                                      32,301          4,421               623            (43)
Property management                                                  13,136             --                --            (22)
Fee & asset management                                                3,037             --                --             --
Depreciation                                                         66,759             --                --            (82)
Interest:
     Expense incurred                                                58,632             --                --             (1)
     Amortization of deferred financing costs                         2,860             --                --             --
General and administrative                                            6,690             --                --             --
                                                                    -------         ------             -----           ----
     Total expenses                                                 276,543         15,445             2,343           (374)
                                                                    -------         ------             -----           ----

Income before gain on disposition of properties,
     extraordinary items and allocation to Minority Interests        67,504        $26,504            $4,181           (131)
                                                                                    ======             =====           ====
Gain on disposition of properties                                     2,346
                                                                    -------
Income before extraordinary items and
     allocation to Minority Interests                                69,850
Write-off of unamortized costs on refinanced debt                    (3,134)
                                                                    -------

Income before allocation to Minority Interests                       66,716
(Income) allocated to Minority Interests (E)                         (8,426)
                                                                    -------

Net income                                                           58,290
Preferred distributions                                              19,953
                                                                    -------

Net income available to Common Shares                              $ 38,337
                                                                    =======

Net income per weighted average Common
     Share outstanding                                             $   0.94
                                                                    =======

Weighted average Common Shares outstanding                           40,934
                                                                    =======


                                                                                           Pro
                                                                Adjustments (D)           Forma
                                                                ---------------         --------
REVENUES
Rental income                                                      $    --              $375,717
Fee and asset management                                                --                 4,982
Interest income - investment in mortgage notes                          --                 9,084
Interest and other income                                           (1,168)                1,064
                                                                    ------               -------
     Total revenues                                                 (1,168)              390,847
                                                                    ------               -------
EXPENSES
Property and maintenance                                              (324)              105,322
Real estate taxes and insurance                                         --                37,302
Property management                                                    922                14,036
Fee & asset management                                                  --                 3,037
Depreciation                                                         8,915                75,592
Interest:
     Expense incurred                                               12,963                71,594
     Amortization of                                                    86                 2,946
General and administrative                                              --                 6,690
                                                                    ------               -------
     Total expenses                                                 22,562               316,519
                                                                    ------               -------

Income before gain on disposition of properties,
     extraordinary items and allocations to Minority Interests    $(23,730)               74,328
                                                                   =======
Gain on disposition on disposition of properties                                              --
                                                                                         -------

Income before extraordinary items and
     allocation to Minority Interests                                                     74,328
Write-off of unamortized costs on refinanced debt                                             --
                                                                                         -------

Income before allocation to Minority Interests                                            74,328
(Income) allocated to Minority Interests (E)                                              (7,548)
                                                                                         -------
Net income                                                                                66,780
Preferred distributions                                                          (F)      27,183
                                                                                         -------
Net income available to Common Shares                                                   $ 39,597
                                                                                         =======
Net income per weighted average Common
     Share outstanding                                                                  $   0.87
                                                                                         =======

Weighted average Common Shares outstanding                                       (G)      45,775
                                                                                         =======

(A)  Reflects the results of operations for Desert Park, 7979 Westheimer, Sabal
     Pointe (fka: Vinings at Coral Springs), Woodbridge (fka: The Plantations),
     Heron Landing (fka: Oxford & Sussex), The Pines of Cloverlane, Regency
     Palms, Port Royale II, 2900 on First, Woodland Hills, Ivy Place (fka: Post
     Place), Ridgetree, Country Ridge, Rosehill Pointe, Forest Ridge, Canyon
     Sands Village, Desert Sands Village, Chandler Court, Lands End, Mallard
     Cove, Sunny Oak Village, Pine Meadow, Summer Ridge, Promenade Terrace,
     South Creek, Pueblo Villas, Brixworth, Brierwood, Woodscape, Park Place,
     Canterchase, Eagle Canyon, Summerset Village, Songbird, Willowglen,
     Merrimac Woods, Casa Capricorn and Hunter's Glen (acquired from February through September, 1996) (collectively the "1996 Previously Acquired
     Properties"). The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1996 through the respective acquisition dates for each property.

(B)  Reflects the results of operations for the 1996 Most Recent Acquired
     Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1996 Most Recent Acquired Properties for the nine months ended September 30, 1996 as contained in the Combined Statement of Revenues and Certain Expenses included elsewhere herein.

(C) Reflects the elimination of the results of operations for Sanddollar and Deer Run (the "1996 Disposed Properties") for the period from January 1,
     1996 through the respective disposition dates for each property.

(D)  Reflects the following adjustments to the 1996 Previously Acquired
     Properties and the 1996 Most Recent Acquired Properties results of operations as follows:

     Interest and other income:
       Reduction of interest income due to the use of working capital for
       property acquisitions                                                            $(-1,168)
                                                                                         =======

                                       4

    Property and maintenance:
      The elimination of third-party management fees where the Company is
      providing onsite property management services                                                     $  (324)
                                                                                                        ========

     Property management:
       Incremental cost associated with self management of the 1996 Most Recent
         Acquired Properties for the nine months ended September 30, 1996 and the 1996 Previously Acquired Properties for the period from January 1,
         1996 through the respective acquisition dates for each property.                               $   922
                                                                                                        ========

    Depreciation:
      Reflects depreciation based on the expected total investment of $58.1 million for the 1996 Most Recent Acquired Properties and the expected total investment of $570.9 million for the 1996 Previously Acquired
        Properties less 10% allocated to land and depreciated over a 30-year life for real property. Depreciation for the 1996 Previously Acquired
        Properties reflect amounts from January 1, 1996 through the respective
        acquisition dates for each property.                                                            $ 8,915
                                                                                                        ========

    Interest:
    Expense incurred:
      Interest on mortgage indebtedness for certain of the 1996 Previously
        Acquired Properties and the 1996 Most Recent Acquired Properties (I)                            $ 5,352
      Interest on refinancing $138.4 million of tax-exempt bonds at an average
        interest cost of 4.4% for the nine months ended September 30, 1996                                4,567
      Interest on refinancing $77.1 million of tax-exempt bonds at a blended average interest cost of 6.88% for the nine months ended September 30,
        1996                                                                                              3,977
      Non-usage fee on the Company's unused portion of its line of credit equal
        to 20 basis points on $250 million                                                                  375
      Interest on the Third Public Debt Offering in the amount $150 million at
        7.57% for the nine months ended September 30, 1996                                                8,516
      Amortization of a swap settlement amount associated with the Third Public
        Debt Offering for the nine months ended September 30, 1996                                          (43)
      Reduction of interest associated with refinancing $138.4 million of tax-
        exempt bonds to the extent amounts are already included in the Company's
        historical financial results                                                                     (4,164)
      Reduction of interest associated with refinancing $77.1 million of tax-
        exempt bonds to the extent amounts are already included in the Company's
        historical financial results                                                                     (1,332)
      Reduction of interest associated with amounts borrowed on the Company's line of credit and the Third Public Debt Offering to the extent amounts
        are already included in the Company's historical financial results                               (4,285)
                                                                                                        --------
                                                                                                        $12,963
                                                                                                        ========
    Amortization of financing costs:
      Amortization of financing costs on the Third Public Debt Offering of
       $1,275,000 over 10 years for the nine months ended September 30, 1996                                 96
      Reduction of amortization associated with the Third Public Debt Offering to the extent amounts are already included in the Company's historical
        financial results                                                                                   (10)
                                                                                                        --------
                                                                                                        $    86
                                                                                                        ========

(E) A portion of income was allocated to Minority Interests representing interests in the Operating Partnership not owned by the Company. The pro forma allocation to Minority Interests (represented by OP Units) is based upon the percentage owned by such Minority Interests as a result of the pro forma transactions.

(F) Preferred distributions represents amounts payable on the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares at the rates of 9.375%, 9.125% and 9.125%, respectively, of the liquidation preference thereof per annum.

(G) Pro Forma weighted average Common Shares outstanding for the nine months ended September 30, 1996 was 45.8 million, which includes 45.8 million Common Shares outstanding as of September 30, 1996. The Common Shares outstanding does not include any shares issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(H) Detail of interest expense on mortgage indebtedness for certain of the 1996 Previously Acquired Properties and the 1996 Most Recent Acquired
    Properties:

                                                        Mortgage          Interest           Interest
                        Property                        Indebtedness        Rate             Expense
          -------------------------------------         ------------      --------           --------
          Woodbridge (fka: The Plantations) (1)         $      4,862         8.25%           $     68
          Desert Sands Village (1)                             8,957         6.50%                262
          Canyon Sands Village (1)                             8,952         6.50%                260
          Pine Meadow (1)                                      4,948         8.33%                223
          Promenade Terrace (1)                               16,588         7.70%                703
          South Creek (1)                                     16,651         8.00%                733
          Park Place I (1)                                     8,996         8.50%                515
          Park Place II (1)                                    8,996         8.70%                528
          Canterchase (1)                                      5,838         7.66%                320
          Songbird (1)                                         7,015         7.63%                383
          Lakeville Resort                                    20,796         8.70%              1,357
                                                        ------------                         --------
          Totals                                        $    112,599                         $  5,352
                                                        ============                         ========

      (1) The amounts presented for these properties represent the historical amounts for the periods from January 1, 1996 through the respective acquisition dates for each property.

                      EQUITY RESIDENTIAL PROPERTIES TRUST
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the year ended December 31, 1995
                                  (UNAUDITED)
                 (Amounts in thousands except for share data)

                                                           1995             1996        1995 & 1996
                                                         Acquired         Acquired        Disposed                           Pro
                                         Historical   Properties (A)   Properties (B)   Properties (C)   Adjustments (D)    Forma
                                         ----------   --------------   --------------   --------------   ---------------   --------
REVENUES
Rental income                             $372,447       $23,598          $95,679       $(12,608)        $     --          $479,116
Fee and asset management                     7,030            --               --             --               --             7,030
Interest income - investment in
  mortgage notes                             4,862         5,404               --             --               --            10,266
Interest and other income                    4,573           (28)              --           (347)          (1,243)            2,955
                                         ----------   --------------   --------------   --------------   ---------------   --------
   Total revenues                          388,912        28,974           95,679        (12,955)          (1,243)          499,367
                                         ----------   --------------   --------------   --------------   ---------------   --------
EXPENSES
Property and maintenance                   110,714         5,595           33,058         (4,324)          (4,304)          140,739
Real estate taxes and insurance             37,002         2,386           10,629         (1,057)              --            48,960
Property management                         15,213            --               --           (602)           2,860            17,471
Fee & asset management                       3,887            --               --             --               --             3,887
Depreciation                                72,410            --               --         (1,923)          23,379            93,866
Interest:
   Expense incurred                         78,375            --               --           (823)          20,062            97,614
   Amortization of deferred financing
     costs                                   3,444            --               --             --              (19)            3,425
General and administrative                   8,129            --               --             --               --             8,129
                                         ----------   --------------   --------------   --------------   ---------------   --------
   Total expenses                          329,174         7,981           43,687         (8,729)           41,978          414,091
                                         ----------   --------------   --------------   --------------   ---------------   --------
Income before gain on disposition of
  properties                                59,738       $20,993          $51,992       $ (4,226)          (43,221)          85,276
Gain on disposition of properties           21,617    ==============   ==============   ==============   ===============         --
                                         ----------                                                                        --------
Income before extraordinary items           81,355                                                                           85,276
Extraordinary item:
  Gain on early extinguishment of
    debt                                     2,000                                                                               --
                                         ----------                                                                        --------
Income before allocation to
  Minority Interests                        83,355                                                                           85,276
(Income) allocated to Minority
  Interests (E)                            (15,636)                                                                          (7,850)
                                         ----------                                                                        --------
Net income                                  67,719                                                                           77,426
Preferred distributions                     10,109                                                              (1)          36,244
                                         ----------                                                                        --------
Net income available to Common Shares     $ 57,610                                                                           41,182
                                         ==========                                                                        ========
Net income per weighted average
  Common Share outstanding                $   1.68                                                                             0.94
                                         ==========                                                                        ========
Weighted average Common Shares
  outstanding                               34,358                                                              (G)          43,774
                                         ==========                                                                        ========


(A)Reflects the results of operations for the 1995 Acquired Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1995 through the respective acquisition dates for each property.


(B)Reflects the results of operations of the 1996 Previously Acquired Properties and the 1996 Most Recent Acquired Properties (collectively the "1996 Acquired Properties"). The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1996 Acquired Properties for the year ended December 31, 1995 as contained in the Combined Statement of Revenue and Certain Expenses included elsewhere herein.


(C)Reflects the elimination of the results of operations for the 1995 Disposed Properties and the 1996 Disposed Properties for the year ended December 31, 1995.

(D)  Reflects the following adjustments:
     Interest and other income:
       Reduction of interest income due to the use of working capital for
         property acquisitions                                                                  $ (1,313)
       Interest income earned on loans made to the Company's Chief Executive
         Officer and other officers                                                                   70
                                                                                                --------
                                                                                                $ (1,243)
     Property and maintenance:                                                                  ========
       The elimination of third-party management fees where the Company is
         providing onsite property management services                                          $ (4,304)
                                                                                                ========

     Property management:
       Incremental cost associated with self management of the 1996 Acquired
         Properties for the year ended December 31, 1995 and the 1995 Acquired
         Properties for the period from January 1, 1995 through the respective
         acquisition dates for each property.                                                   $  2,860
                                                                                                ========

     Depreciation:
       Reflects depreciation based on the expected total investment of $629 million for the 1996 Acquired Properties and the expected total investment of $265.7 million for the 1995 Acquired Properties less 10%
         allocated to land and depreciated over a 30-year life for real property. Depreciation for the 1995 Acquired Properties reflect amounts from January 1, 1995 through the respective acquisition dates for each
         property.                                                                              $ 23,379
                                                                                                ========

     Interest:
     Expense incurred:
       Interest on mortgage indebtedness for certain of the 1995 and 1996
         Acquired Properties (H)                                                                $ 10,174
       Interest on refinancing $138.4 million of tax-exempt bonds at an average
         interest cost of 4.4%                                                                     6,090
       Interest on refinancing $77.1 million of tax-exempt bonds at a blended
         average interest cost of 6.88%                                                            5,302
       Reduction of interest associated with refinancing $138.4 million of tax-
         exempt bonds to the extent amounts are already
         included in the Company's historical financial results                                   (6,171)
       Reduction of interest associated with refinancing $77.1 million of tax-
         exempt bonds to the extent amounts are already included in the
         Company's historical financial results                                                     (167)
       Interest associated with the Second Public Debt Offering in the amount of
         $125 million at an interest rate of 7.95% per annum                                       9,937
       Interest associated with the Public Debt Offering in the amount of $100
         million at an interest rate of 7.075% per annum                                           7,075
       Interest associated with the Third Public Debt Offering in the amount of
         $150 million at an interest rate of 7.57% per annum                                      11,355
       Reflects amortization of discounts associated with the Second Public Debt
         Offering and the treasury rate lock costs associated with the Second
         Public Debt Offering                                                                        253
       Reflects amortization of a swap settlement amount associated with the
         Third Public Debt Offering                                                                  (58)
       Reduction of interest and amortization associated with the Public Debt
         Offering and the Second Public Debt Offering to the extent the amounts
         are already included in the Company's historical financial results                      (14,350)
       Non-usage fee on the Company's unused portion of its line of credit equal
         to 20 basis points on $250 million                                                          500
       Reduction of interest associated with amounts borrowed on the Company's line of credit to the extent amounts are already
         included in the Company's historical financial results                                   (9,878)
                                                                                                 -------
                                                                                                $ 20,062
                                                                                                ========
     Amortization of deferred financing costs:
       Reduction of amortization of deferred financing costs on twelve properties for which the loans were repaid during 1995 and 1996 to the extent the amounts are already included in the Company's historical
         financial results                                                                      $   (349)
       Reflects amortization of deferred financing costs associated with the
         Public Debt Offering and the investment in mortgage notes                                   405
       Reflects amortization of deferred financing costs associated with the
         Third Public Debt Offering                                                                  127
       Reduction of amortization of deferred financing costs associated with the
         Public Debt Offering and the investment in mortgage notes to the extent amounts are already included in the Company's historical financial
         results                                                                                    (202)
                                                                                                --------
                                                                                                $    (19)
                                                                                                ========

(E) A portion of income/loss was allocated to Minority Interests representing interests in the Operating Partnership not owned by the Company. The pro forma allocation to Minority Interests (represented by OP Units) is based upon the percentage owned by such Minority Interests as a result of the pro forma transactions.

(F) Preferred distributions represents amounts payable on the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares at the rates of 9.375%, 9.125% and 9.125%, respectively, of the liquidation preference thereof per annum.

(G) Pro Forma weighted average Common Shares outstanding for the year ended December 31, 1995 was 43.8 million, which includes 34 million Common Shares outstanding as of December 31, 1994 and reflects the following transactions as if they had been completed on January 1, 1995: the issuance of 4,025,000 Common Shares related to the January and February 1996 Common Share Offerings, the issuance of 3,476,390 Common Shares in connection with the May 1996 Common Share Offerings and the issuance of 2,272,728 Common Shares in connection with September 1996 Common Share Offering. The Common Shares outstanding does not include any shares issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(H) Detail of interest expense on mortgage indebtedness for certain of the 1995 Acquired Properties and the 1996 Acquired Properties:

                                                 Mortgage      Interest     Interest
                      Property                 Indebtedness      Rate        Expense
          ---------------------------------    ------------    --------     --------
          Camellero (1)                         $ 12,086         8.96%       $   642
          Keystone (1)                             3,023         8.00%           152
          Wellington (1)                           8,453         8.33%           455
          Woodbridge (fka: The Plantations)        4,862         8.25%           401
          Desert Sands Village                     8,957         6.50%           582
          Canyon Sands Village                     8,952         6.50%           582
          Pine Meadow                              4,948         8.33%           412
          Promenade Terrace                       16,588         7.70%         1,277
          South Creek                             16,651         8.00%         1,332
          Park Place I                             8,996         8.50%           765
          Park Place II                            8,996         8.70%           783
          Canterchase                              5,838         7.66%           447
          Songbird                                 7,015         7.63%           535
          Lakeville Resort                        20,796         8.70%         1,809
                                                 -------                      ------
          Totals                                $136,161                     $10,174
                                                 =======                      ======

      (1) The amounts presented for these properties represent the historical amounts for the periods from January 1, 1995 through the respective acquisition dates for each property.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             EQUITY RESIDENTIAL PROPERTIES TRUST



  April 3, 1997              By: /s/ Michael J. McHugh
------------------               -----------------------------------------------
      (Date)                     Michael J. McHugh
                                 Senior Vice President, Chief Accounting Officer
                                                   and Treasurer